UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2017

Rexahn Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34079	11-3516358
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15245 Shady Grove Road, Suite 455 Rockville, MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (240) 268-5300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Rexahn Pharmaceuticals, Inc. (the “Company”) announced today that it has effected a one-for-ten reverse split (the “Reverse Stock Split”) of the Company’s outstanding shares of common stock, together with a corresponding proportional reduction in the number of authorized shares of the Company’s capital stock (the “Authorized Share Reduction”).  To effectuate the Reverse Stock Split and the Authorized Share Reduction, the Company filed a Certificate of Amendment of the Company’s Amended and Restated Certificate of Incorporation (the “Amendment”) with the Secretary of State of the State of Delaware. Pursuant to and upon the effectiveness of the Amendment at 7:00 a.m., Eastern Standard Time, on May 5, 2017, each ten shares of the Company’s common stock, par value $0.0001 per share, issued and outstanding at the effective time were reclassified and combined into one share of common stock, par value $0.0001 per share, of the Company and the number of shares of common stock and preferred stock the Company is authorized to issue was reduced to 50 million and 10 million, respectively.

The Company has retained Olde Monmouth Stock Transfer Co., Inc. (“Olde Monmouth”) to act as exchange agent for the Reverse Stock Split. Olde Monmouth will manage the exchange of old, pre-Reverse Stock Split shares for new post-Reverse Stock Split shares. Stockholders will receive a letter of transmittal providing instructions for the exchange of their shares. Record stockholders who hold their shares in “street name” will be contacted by their banks or brokers with any instructions. For further information, stockholders and securities brokers should contact Olde Monmouth at (732) 872-2727 or transferagent@oldemonmouth.com.

A copy of the Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

On May 5, 2017, the Company issued a press release announcing the effectiveness of the Reverse Stock Split discussed under Item 5.03 of this report.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Rexahn Pharmaceuticals, Inc.

99.1	Rexahn Pharmaceuticals, Inc. press release dated May 5, 2017, announcing the effectiveness of the Reverse Stock Split and Authorized Share Reduction

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

REXAHN PHARMACEUTICALS, INC.
Dated: May 5, 2017
/s/ Peter Suzdak
Peter Suzdak
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Rexahn Pharmaceuticals, Inc.

99.1	Rexahn Pharmaceuticals, Inc. press release dated May 5, 2017, announcing the effectiveness of the Reverse Stock Split and Authorized Share Reduction